UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2013

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                                  REGULATION FD DISCLOSURE.

On November 12, 2013, Anacor Pharmaceuticals, Inc. hosted a conference call to discuss the positive preliminary results from its maximal use systemic exposure (MUSE) study of its boron-based phosphodiesterase-4 (PDE-4) inhibitor, AN2728, in pediatric and adolescent patients with atopic dermatitis.  A copy of slides that are supplemental to the conference call is furnished and attached as Exhibit 99.2.

The information in this Item 7.01 and Exhibit 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (Exchange Act), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (Securities Act). The information in this Item 7.01 and Exhibit 99.2 shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01                                  OTHER EVENTS.

On November 12, 2013, Anacor Pharmaceuticals, Inc. issued a press release announcing that it received positive preliminary results from its MUSE study of its boron-based PDE-4 inhibitor, AN2728, in pediatric and adolescent patients with atopic dermatitis.

A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from AN2728 MUSE Study In Pediatric And Adolescent Patients With Atopic Dermatitis,” dated November 12, 2013

99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides November 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2013	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Preliminary Results from AN2728 MUSE Study In Pediatric And Adolescent Patients With Atopic Dermatitis,” dated November 12, 2013

99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides November 12, 2013